UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

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[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]	Definitive Proxy Statement.
[ ]	Definitive Additional Materials.
[ ]	Soliciting Material Pursuant to § 240.14a-12.

MVP Private Markets Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[   ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)       Title of each class of securities to which transaction applies:

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MVP Private Markets Fund

[Mailing Date], 2023

Dear Shareholder,

MVP Private Markets Fund (the “Fund”) will hold a Special Meeting of Shareholders on [   ], 2023 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 (the “Special Meeting”). During the Special Meeting, Shareholders will vote on a proposal to approve a new investment advisory agreement (“New Advisory Agreement”) with Portfolio Advisors LLC (the “Adviser” or “Portfolio Advisors) that will replace the current investment advisory agreement with the Adviser (“Existing Advisory Agreement”). If approved, the New Advisory Agreement would become effective on the date of such approval.

As discussed in more detail in the accompanying proxy statement, Portfolio Advisors, a Connecticut limited liability company, entered into an Agreement and Plan of Merger dated as of January 23, 2023 (the “Merger Agreement”) with Franklin Square Holdings, L.P., a Pennsylvania limited partnership (together with its affiliates, “FS Investments”), pursuant to which FS Investments will acquire all of the issued and outstanding membership interests of Portfolio Advisors (the “Merger”). The Merger is expected to close on [ ], 2023 (the “Closing”). Upon Closing, the Fund’s name is expected to change to “FS MVP Private Markets Fund”.

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). The completion of the Merger would result in a change of control of Portfolio Advisors pursuant to the 1940 Act; and consequently, in accordance with the 1940 Act, the Existing Advisory Agreement will automatically terminate. To prevent any potential disruption in the Adviser’s ability to provide services to the Fund upon the consummation of the Merger, the Fund is seeking shareholder approval of the New Advisory Agreement. All material terms will remain unchanged from the Existing Advisory Agreement. If approved, the New Advisory Agreement would become effective as of the date of such approval and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees (the "Board").

In anticipation of the completion of the Merger and related events, the trustees of the Board who are not interested persons (as defined in Section 2(a)(19) of the 1940 Act)(the “Independent Trustees”) requested and received information and materials from the Adviser regarding the Merger. On March 2, 2023, the Board approved the New Advisory Agreement. In order to protect the Fund against disruption of investment services in the event the shareholders had not approved the New Advisory Agreement prior to the date of the Closing, the Board also approved on March 2, 2023, an interim advisory agreement with the Adviser (the “Interim Agreement”) that will allow the Adviser to continue to advise the Fund for up to 150 days after the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. The Interim Agreement takes effect on the date of the Closing and the New Advisory Agreement will take effect if approved by shareholders at that time of approval. The Interim Agreement and the New Advisory Agreement will allow the Adviser to continue to serve as the adviser to the Fund under terms that are the same, in all material respects, as the Existing Advisory Agreement except that there will be a new initial term.

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THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE “FOR” THE PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. To assure your representation at the Special Meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, by faxing it to the number listed on your proxy card, or vote by internet as indicated in the voting instruction materials, whether or not you expect to be present at the Special Meeting. If you attend the Special Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Taylor Nadauld
Chairman and Trustee

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MVP Private Markets Fund

9 Old Kings Highway South

Darien, Connecticut 06820

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held [      ], 2023

MVP Private Markets Fund (the “Fund”) will host a Special Meeting of Shareholders on [      ], 2023 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, at [   ] Eastern Time (the “Special Meeting”). This Special Meeting of the Fund is being held so that shareholders can consider the following:

1.	To approve a new investment advisory agreement (“New Advisory Agreement”) between the Fund and Portfolio Advisors LLC (the “Adviser”) that will replace the current advisory agreement with the Adviser (the “Existing Advisory Agreement”); and

2.	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE NEW ADVISORY AGREEMENT. APPROVAL OF THE NEW ADVISORY AGREEMENT IS BEING PROPOSED BECAUSE THE CONSUMMATION OF A TRANSACTION IN WHICH FS INVESTMENTS WILL ACQUIRE ALL OF THE ISSUED and outstanding membership interests of THE ADVISER WILL RESULT IN THE TERMINATION OF THE EXISTING ADVISORY AGREEMENT. APPROVAL OF THE PROPOSAL WILL NOT RESULT IN AN INCREASE IN THE FUND’S ADVISORY FEE RATE.

Shareholders of record of the Fund at the close of business on the Record Date, [     ], 2023 are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. The Notice of Special Meeting of Shareholders, proxy statement and proxy card are being mailed on or about [Mailing Date] to such shareholders of record.

By Order of the Board of Trustees,

Taylor Nadauld

Chairman and Trustee

[Mailing Date], 2023

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

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IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on a new investment advisory agreement (“New Advisory Agreement”) between the Fund and Portfolio Advisors LLC (“Portfolio Advisors” or the “Adviser”).

Portfolio Advisors has entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Franklin Square Holdings, L.P., a Pennsylvania limited partnership (together with its affiliates, “FS Investments”), pursuant to which FS Investments will acquire all of the issued and outstanding membership interests of Portfolio Advisors (the “Merger”).

Pursuant to the Merger Agreement, Portfolio Advisors will continue to exist as a stand-alone entity, albeit as a subsidiary of FS Investments. While the Adviser will continue to perform investment advisory services after the Merger and continue to operate its business independently from FS, as well as remain under its former brand and be led by its former management and investment teams for at least three years, the consummation of the Merger will result in the change of control of the Adviser.

Under federal securities law and the terms of the current advisory agreement, a change of control results in the termination of the current advisory agreement. To prevent any potential disruption in the Adviser’s ability to provide services to the Fund upon consummation of the Merger, the Fund is seeking shareholder approval of the New Advisory Agreement. All material terms will remain unchanged from the current advisory agreement. If approved, the New Advisory Agreement would become effective as of the date of such approval and will remain in effect for an initial term of two (2) years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board of Trustees.

Q.	Will the Merger change how the Fund is managed?

A.	No, the Merger is not expected to have any impact on the Fund’s management or day-to-day operations. The Fund’s existing trustees, officers and portfolio management team will continue to serve in their current roles and there is not expected to be any change in the personnel providing services to the Fund. The Fund’s investment objective will remain unchanged as a result of the entry into the New Advisory Agreement.

Q.	Will the investment advisory fee rate be the same upon approval of the New Advisory Agreement?

A.	Yes, the investment advisory fee rate applicable to the Fund under the New Advisory Agreement will be identical to the current advisory fee rate applicable to the Fund. Currently, the Adviser is entitled to a management fee, equal to a quarterly rate of 0.3125% (1.25%, on an annualized basis), of the Fund’s Managed Investments at the end of each calendar quarter. “Managed Investments” means the total value of the Fund’s assets (including any assets attributable to money borrowed for investment purposes) plus any unfunded investment commitments (i.e., amounts committed to Fund Investments (as defined in the Fund’s prospectus dated July 29, 2022, as supplemented) that have not yet been drawn for investment), minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), minus cash and cash equivalents.

The Fund also currently pays, and under the New Advisory Agreement will continue to pay, to the Adviser an incentive fee (the “Incentive Fee”) calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term “net profits” means the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund maintains a memorandum account (the “Loss Recovery Account”), which had an initial balance of zero and (i) increases upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreases (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

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Upon termination of the current advisory agreement, the “Current Expense Agreement,” as defined below, will also terminate. Pursuant to the Current Expense Agreement, the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the investment management fee and Incentive Fee) do not exceed 2.00%, 1.00% and 1.25% of the average daily net assets of Class A Shares, Class I Shares and Class D Shares, respectively. If the Fund enters into the New Advisory Agreement, then the Adviser has agreed to enter into a new expense limitation agreement with the Fund on identical terms and conditions as the Current Expense Agreement. The new expense limitation agreement will be subject to Board approval.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne by the Adviser.

Q.	What will happen if shareholders of the Fund do not approve the New Advisory Agreement?

A.	If the Fund’s shareholders do not approve the proposal, the Interim Agreement will allow the Adviser to continue to serve as the Adviser to the Fund for up to 150 days following the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. Accordingly, the Board of Trustees of the Fund (the “Board”) urges you to vote without delay in order to avoid potential disruption to the Fund that could occur if shareholder approval is not obtained in that time and the Adviser is unable to continue to provide advisory services to the Fund.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund (the “Independent Trustees”) recommend that you vote in favor of the proposal to approve the New Advisory Agreement.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meeting. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

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Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meeting to vote in person, your vote (cast by Internet, telephone or paper proxy card as described below) must be received by the Fund by [5:00 p.m.] Eastern Time on [ ], 2023.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was [ ], 2023 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

○	Through the Internet. Please follow the instructions on your proxy card.
○	By telephone, with a toll-free call to the phone number indicated on the proxy card.
○	By mailing in your proxy card.
○	In person at the Special Meeting at the offices of Faegre Drinker Biddle & Reath LLP on [ ], 2023.

We encourage you to vote via the Internet or telephone using the control number on your proxy card and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	How should I sign the proxy card?

A.	You should sign your name exactly as it appears on the proxy card. Unless you have instructed us otherwise, either owner of a joint account may sign the card, but again, the owner must sign the name exactly as it appears on the card. The proxy card for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

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MVP Private Markets Fund

9 Old Kings Highway South

Darien, Connecticut 06820

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

[    ], 2023

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees (the “Board of Trustees”) of MVP Private Markets Fund (the “Fund”) in connection with the solicitation of proxies to be used at a Special Meeting of Shareholders (the “Special Meeting”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

Proposal Number	Proposal Description
1	To approve a new investment advisory agreement between the Fund and Portfolio Advisors LLC (the “Adviser”) that will replace the current advisory agreement with the Adviser.
2	To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

You will find this proxy statement divided into four parts:

Part 1   Provides details on the proposal to approve a new advisory agreement (see page 1)

Part 2   Provides information about ownership of shares of the Fund (see page 9)

Part 3   Provides information on proxy voting and the operation of the Special Meeting (see page 10)

Part 4   Provides information on other matters (see page 13)

Please read the proxy statement before voting on the proposal. Please call toll-free at [    ] if you have any questions about the proxy statement, or if you would like additional information.

We anticipate that the Notice of Special Meeting of Shareholders, this proxy statement and the proxy card (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about [Mailing Date], 2023.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may obtain a copy of a report through the Fund’s website at https://www.portad.com/mvp-fund. You may also request a report by calling toll-free at 844-663-0164.

Important Notice Regarding the Availability of Materials

for the Shareholder Meeting to be Held on [     ], 2023

The proxy statement for the Special Meeting is available at [           ]

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PART 1

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW ADVISORY AGREEMENT

Introduction

The Special Meeting is being called to consider a proposal necessitated by the proposed merger between Portfolio Advisors LLC (“Portfolio Advisors” or the “Adviser”) and Franklin Square Holdings, L.P. (together with its affiliates, “FS Investments”), pursuant to which FS Investments will acquire all of the issued and outstanding membership interests of Portfolio Advisors (the “Merger”). The Merger is expected to close on [   ], 2023 (the “Closing”). The Merger will cause the existing advisory agreement between the Fund and Portfolio Advisors (the “Existing Advisory Agreement”) to automatically terminate, effective as of the Closing. Consequently, shareholders are being asked to vote on a proposal to approve a new investment advisory agreement (“New Advisory Agreement”) with Portfolio Advisors that will replace the Existing Advisory Agreement.

The form of the New Advisory Agreement is attached hereto as Exhibit A. The terms of the New Advisory Agreement are identical to the terms of the Existing Advisory Agreement with respect to services provided by Portfolio Advisors. In addition, the advisory fees payable to Portfolio Advisors by the Fund under the New Advisory Agreement are identical to the advisory fees payable under the Existing Advisory Agreement. The material terms of the New Advisory Agreement and Existing Advisory Agreement are compared below in “Terms of the Existing and New Advisory Agreements.”

Your approval of the New Advisory Agreement would not result in any change in the Fund’s advisory fee rate.

Information About Portfolio Advisors

Portfolio Advisors is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Portfolio Advisors has responsibility for the overall management of the Fund. It is also responsible for managing the Fund’s business affairs and providing day-to-day administrative services to the Fund. The principal office of Portfolio Advisors is located at 9 Old Kings Highway South, Darien, Connecticut 06820. As of December 31, 2022, Portfolio Advisors had approximately $[     ] in assets under management.

Portfolio Advisors does not manage any other registered investment company with similar investment strategies and objectives to the Fund’s.

The Transaction

On January 23, 2023, Portfolio Advisors entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Franklin Square Holdings, L.P. (together with its affiliates, “FS Investments”), pursuant to which FS Investments will acquire all of the issued and outstanding membership interests of Portfolio Advisors (the “Merger”).

The Merger will combine FS Investments’ strengths in distribution, client service and registered fund operations with Portfolio Advisors’ expertise in private equity investment management. Upon Closing, the Fund’s name is expected to change to “FS MVP Private Markets Fund”.

The Fund is subject to the Investment Company Act of 1940, as amended (“1940 Act”), which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser (i.e., a change in control). The completion of the Merger would result in a change of control of Portfolio Advisors pursuant to the 1940 Act; and consequently, in accordance with the 1940 Act, the Existing Advisory Agreement will automatically terminate.

Information Concerning FS Investments

FS Investments, located at 201 Rouse Blvd, Philadelphia, PA 19112, was founded in 2007 and sponsors investment funds with aggregate assets under management exceeding $[   ] as of December 31, 2023. FS Investments has formed strategic partnerships with institutional managers to support its multiple strategies and various investment structures designed for financial advisors, individuals and institutions, including business development companies, interval funds, mutual funds, and REITs. FS Investments also focuses on setting industry standards for investor protection, education and transparency.

Terms of the Agreement

The following is a summary of the terms of the Merger considered relevant to the Fund:

On January 23, 2023, Portfolio Advisors entered into a Merger Agreement with FS Investments, pursuant to which FS Investments will acquire all of the issued and outstanding membership interests of Portfolio Advisors. Pursuant to the Merger Agreement, Rocky Acquisition Merger Co., LLC (the “Merger LLC”), a Connecticut limited liability company and wholly owned subsidiary of Franklin Square Holdings, L.P. will, upon consummation of the Merger, be merged with and into Portfolio Advisors. Upon the completion of such merger, the Merger LLC will cease to exist and Portfolio Advisors shall continue as the surviving entity in the Merger, albeit as a subsidiary of FS Investments. Consequently, the Merger will result in a change of control of Portfolio Advisors pursuant to the 1940 Act.

Merger Not Expected to Adversely Affect Portfolio Advisors or the Fund

It is anticipated that the Merger will not result in any change in the services provided by the Adviser to the Fund or diminish in any way the level of investment advisory service previously provided by the Adviser. Following the Merger, Portfolio Advisors will continue to operate its business independently, as well as remain under its former brand and be led by its former management and investment teams for at least three years.

Impact of the Merger on the Fund’s Advisory Agreement and Summary of the Proposal

Shareholders of the Fund are being asked to approve a proposed new advisory agreement with the Adviser. The consummation of the Merger will constitute an “assignment” (as defined in the 1940 Act) of the Existing Advisory Agreement. As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Existing Advisory Agreement will terminate upon the Closing and the New Advisory Agreement is necessary if the Adviser is to continue to manage the Fund following the Closing. If the Fund’s shareholders do not approve the proposal, the Interim Agreement will allow the Adviser to continue to serve as the Adviser to the Fund for up to 150 days following the date of the Closing or until the New Advisory Agreement is approved by shareholders, if sooner. See “The Interim Agreement”, below.

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the New Advisory Agreement with Portfolio Advisers.

At a special Board meeting held on March 2, 2023, the entire Board, including all of the Independent Trustees, discussed and approved the New Advisory Agreement between Portfolio Advisors and the Fund, as well as the Interim Agreement (for purposes of this section, collectively with the New Advisory Agreement, the “Proposed Agreements”), and determined to recommend that Shareholders approve the New Advisory Agreement. In considering information relating to the approval of the Proposed Agreements, the Board and the Independent Trustees received assistance and advice from Fund counsel and from the Independent Trustees’ independent legal counsel, both of which had provided the Board with a written description of their responsibilities in considering the Proposed Agreements.

Independent legal counsel, on behalf of the Independent Trustees, had previously requested a variety of information from the Adviser, which the Adviser provided to the Board in advance of a Board meeting held on February 7, 2023 (the “Prior Meeting”). At the Prior Meeting, the Trustees discussed those materials and the Transaction with representatives of both Portfolio Advisors and FS Investments, including the strategic rationale for the Transaction, and FS Investments’ general plans and intentions regarding the operations and management of Portfolio Advisors and the Fund. At the Prior Meeting, representatives of FS Investments responded to questions from the Board.

In addition, at the March 2, 2023 meeting, the Board considered additional information that Portfolio Advisors provided in response to a supplemental request from the Independent Trustees’ independent legal counsel. At both the Prior Meeting and the March 2, 2023 meeting, the Independent Trustees met in executive sessions with their independent legal counsel, at which no representative of either the Adviser or FS Investments was present.

In making the decision to approve the Proposed Agreements, the Independent Trustees gave attention to all information furnished. The following discussion identifies the primary factors taken into account by the Board in approving the Proposed Agreements. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

The nature, extent, and quality of services to be provided to the Fund by Portfolio Advisors. The Board considered the materials provided describing the services to be provided by Portfolio Advisors to the Fund, as well their conversations with both the Adviser and FS Investments. In reviewing the nature, extent, and quality of services to be provided to the Fund, the Board considered, among other things: that the Proposed Agreements will be substantially identical to both the Existing Advisory Agreement and the Interim Agreement (except for certain provisions contained in the Interim Agreement that are different, as required by law); that Portfolio Advisors’ services and the current portfolio management team would not change as a result of the Transaction; that Portfolio Advisors’ plans to utilize FS Investments’ distribution expertise to enhance the marketing of the Fund; FS Investments’ compliance and operational environment, as well as its financial condition and resources; and the fact that, as a result of the Transaction, Portfolio Advisors will have access to significant additional resources, including FS Investments’ existing sales team and established distribution relationships.

Based on its consideration and review of the foregoing and other information, the Board determined that the Fund was likely to benefit from the nature, extent, and quality of services to be provided by Portfolio Advisors, as well as Portfolio Advisors’ ability to render such services based on its experience, operations, and resources, as well as the experience, operations and resources of FS Investments.

Comparison of the fees to be charged by Portfolio Advisors. The Board considered Portfolio Advisors’ proposed advisory fee structure, noting that it was identical to the structure under the Existing Advisory Agreement (including the fact that the Adviser does not apply that advisory fee to any cash and cash equivalents held by the Fund). The Board also noted Portfolio Advisors’ willingness to continue to waive fees and/or reimburse expenses in order to cap the costs paid by Fund Shareholders. In addition, the Board compared Portfolio Advisors’ advisory fees to the advisory fees charged to similarly-situated funds offered by competitors of the Adviser, and noted that the Fund’s fees were generally in middle of the range of those other funds’ fees. Accordingly, the Board determined that the fees for the Proposed Agreements were reasonable.

Profitability and Economies of Scale. Because the Fund just became operational the prior year, the Board did not consider the Adviser’s profitability in managing the Fund, but noted the Adviser’s statement that its existing relationship with the Fund was profitable for the Adviser.

However, the Board did consider the Adviser’s statement that the Transaction has the potential to increase the Fund’s growth over time, which could result in economies of scale being realized by the Fund and its Shareholders. In addition, the Adviser noted that an increase in the size of the Fund could allow the Fund to engage in a wider variety of private company transactions, and also could create additional liquidity in case of Shareholder redemptions.

Other Factors. Finally, the Board noted that FS Investments has agreed that it will use its reasonable best efforts to ensure that no undue burden is imposed on the Fund as contemplated by Section 15(f) due to the Transaction. In addition, the Board noted that Portfolio Advisors has agreed to pay all expenses of the Fund in connection with the Board’s consideration of the Proposed Agreements and all costs of this proxy solicitation. As a result, the Fund will bear no costs in seeking shareholder approval of the New Advisory Agreement.

Conclusion. Based on the totality of the information considered, the Trustees concluded that the Fund was likely to benefit from the nature, extent and quality of Portfolio Advisors’ services and that Portfolio Advisors has the ability to provide these services based on its experience, operations and resources, as well as the experience, operations and resources of FS Investments. After evaluation of the performance, fee and expense information, ancillary benefits and other considerations as described above, and in light of the nature, extent and quality of services to be provided by Portfolio Advisors, the Trustees, including a majority of the Independent Trustees, approved the Proposed Agreements and determined to recommend that Shareholders approve the New Advisory Agreement.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Advisory Agreement.

The Interim Agreement

At its meeting held on March 2, 2023, the Board of Trustees also considered and approved an interim advisory agreement with the Adviser (the “Interim Agreement”) that will allow the Adviser to continue to advise the Fund for up to 150 days after the date of the Closing or until the New Advisory Agreement is approved by Shareholders, if sooner. The Interim Agreement takes effect on the date of the Closing and the New Advisory Agreement will take effect if approved by Shareholders. The Interim Agreement and the New Advisory Agreement will allow the Adviser to continue to serve as the adviser to the Fund under terms that are the same as the Existing Advisory Agreement except that there will be a new initial term. Under the Interim Agreement and the New Advisory Agreement, (i) the Fund’s investment objective and investment strategies will not change, (ii) the investment advisory personnel of Portfolio Advisors who provide advisory services to the Fund are expected to remain the same, and (iii) Portfolio Advisors will continue to provide the same advisory services to the Fund for the same fees subject to the oversight of the Board of Trustees, under terms that are the same, except that there will be a new initial term, to the Existing Advisory Agreement.

The provisions required by law include a requirement that the fees payable under the Interim Agreement be put into an escrow account. If the Fund’s shareholders approve the New Advisory Agreement at some time on or before [     ], 2023, the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to the Adviser. If the New Advisory Agreement is not so approved with respect to the Fund, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to the Adviser.

Terms of the Existing Advisory Agreement and the New Advisory Agreement

A copy of the New Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary; however, all material terms of the New Advisory Agreement have been included in this summary. You should refer to Exhibit A for the New Advisory Agreement, and the description set forth in this proxy statement of the New Advisory Agreement is qualified in its entirety by reference to Exhibit A. The investment advisory services to be provided by Portfolio Advisors to the Fund under the New Advisory Agreement and the fee structure with respect to the Fund are identical to the services currently provided by Portfolio Advisors and the fee structure under the Existing Advisory Agreement. The contractual rates of the advisory fee payable by the Fund to Portfolio Advisors, and the actual advisory fee rates paid to Portfolio Advisors by the Fund for the fiscal year ended March 31, 2022, are set forth in Exhibit B. The dates on which the Existing Advisory Agreement was most recently (i) approved by the Board of Trustees; and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit B.

The terms of the Interim Agreement are the same as those of the Existing Advisory Agreement, except that there is a new initial term. A copy of the Interim Agreement is attached hereto as Exhibit D. The provisions required by law include a requirement that the fees payable under the Interim Agreement be put into an escrow account. If the Fund’s shareholders approve the New Advisory Agreement at some time on or before [     ], 2023, the Interim Agreement will terminate and the compensation (plus any interest earned) payable by the Fund under the Interim Agreement will be paid to the Adviser. If the New Advisory Agreement is not so approved with respect to the Fund, only the lesser of the costs incurred (plus any interest earned) or the amount in the escrow account (including any interest earned) will be paid to the Adviser.

Advisory Services. Both the New Advisory Agreement and the Existing Advisory Agreement state that the Fund employs Portfolio Advisors, subject to the control of the Board of Trustees of the Fund, in compliance with such policies as the Board of Trustees may from time to time establish and in compliance with the objective, policies and limitations for the Fund, to furnish and manage a continuous investment program for the Fund and to: (i) develop, implement and supervise the investment program of the Fund and the composition of its portfolio; (ii) determine the timing and amount of commitments, investments and/or disposals to be made by the Fund, the securities and other investments to be purchased or sold by the Fund in connection therewith, including investments in the securities of registered or unregistered investment companies or other vehicles which are managed by other investment managers; and (iii) arrange, subject to the provisions of agreement, for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund. Both the New Advisory Agreement and the Existing Advisory Agreement state that the Adviser is to provide the Fund with records concerning Portfolio Advisors’ activities which the Fund is required to maintain, and render regular reports to the Fund’s officers and trustees concerning Portfolio Advisors’ discharge of its responsibilities. Both the New Advisory Agreement and the Existing Advisory Agreement state that Portfolio Advisors may hire (subject to the approval of the Board of Trustees) and supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund.

Fund Transactions. Both the New Advisory Agreement and the Existing Advisory Agreement provide that Portfolio Advisors is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution” considering the Fund’s investment objective, policies and restrictions as stated in the Fund’s prospectus and statement of additional information (“SAI”), and that Portfolio Advisors will promptly communicate to the officers and Board of Trustees such information relating to portfolio transactions as they may reasonably request. Both the New Advisory Agreement and the Existing Advisory Agreement also provide that Portfolio Advisors will not be deemed to have acted unlawfully or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under the respective advisory agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s prospectus and SAI.

Compensation of Portfolio Advisors. Both the New Advisory Agreement and the Existing Advisory Agreement contain identical fee structures. The fee structure, including the advisory fee rates payable to Portfolio Advisors under the Interim Agreement are identical to the fee structure and fee rates payable under the Existing Advisory Agreement.

Duration and Termination. Both the New Advisory Agreement and the Existing Advisory Agreement provide that, after the expiration of an initial two-year term, they may be continued for successive annual periods upon the approval of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), voting separately. Both the New Advisory Agreement and the Existing Advisory Agreement provide that they will continue in effect for successive periods of one year only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees who are not parties to the respective agreement or interested persons of any such party, as such term is defined in the 1940 Act, and (b) by a vote of a majority of the Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund. Both the New Advisory Agreement and the Existing Advisory Agreement may be terminated at any time, without the payment of any penalty by vote of a majority of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to Portfolio Advisors, or by Portfolio Advisors at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the respective agreement will automatically and immediately terminate in the event of its assignment.

The Interim Agreement is identical, except that there is a new initial term, to the Existing Advisory Agreement. The Interim Agreement will take effect on the date of the Closing if the New Advisory Agreement has not yet been approved by Shareholders and will continue for up to 150 days after the date of Closing or until the New Advisory Agreement is approved by Shareholders, if sooner.

Limitation of Liability. Both the New Advisory Agreement and the Existing Advisory Agreement contain identical provisions with respect to the limitation of liability. The New Advisory Agreement and the Existing Advisory Agreement both state that Portfolio Advisors will not be liable for any error of judgment, mistake of law or for any act or omission in connection with the performance of services to the Fund, except as otherwise may be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified, and except for a loss resulting from Portfolio Advisors’ willful misfeasance or gross negligence in the performance of its duties under the respective agreement. Both the New Advisory Agreement and the Existing Advisory Agreement provide that the Fund will indemnify Portfolio Advisors to the fullest extent permitted by law against any liability or expense that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of Portfolio Advisors’ willful misfeasance or gross negligence of its obligations to the Fund.

Expense Agreements

Portfolio Advisors and the Fund have entered into an expense limitation and reimbursement agreement (the “Current Expense Agreement”) under which the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, the Investment Management Fee, Incentive Fee and any acquired fund fees and expenses) do not exceed 2.00%, 1.00% and 1.25% of the average daily net assets of Class A Shares, Class I Shares and Class D Shares, respectively. For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Current Expense Limitation Agreement became effective January 3, 2022 and will continue in effect for a term ending one year from such date, and will automatically renew thereafter for up to two additional consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser.

Upon the termination of the Existing Advisory Agreement, the Current Expense Agreement will also terminate. If the Fund enters into the New Advisory Agreement, Portfolio Advisors has agreed to enter into a new expense agreement with the Fund on identical terms and conditions as the Current Expense Agreement. The New Expense Agreement will be subject to Board approval and become effective upon shareholder approval of the New Advisory Agreement.

The New Expense Agreement would continue in effect until [       ] under the New Advisory Agreement.

Additional Information Pertaining to Portfolio Advisors

The following table sets forth the name, position and principal occupation of each current executive officer of Portfolio Advisors as of January 31, 2023. Each individual’s address is c/o Portfolio Advisors LLC, 9 Old Kings Highway South, Darien, Connecticut, 06820.

Name	Principal Occupation at Portfolio Advisors
[ ]	[ ]
[ ]	[ ]

During the Fund’s last fiscal year, the Fund did not pay any amount to Portfolio Advisors or any affiliated person of Portfolio Advisors for services to the Fund (other than pursuant to the Existing Advisory Agreement).

There were no brokerage commissions paid by the Fund to affiliated brokers of Portfolio Advisors for the fiscal year ended March 31, 2022.

As of the Record Date, no Independent Trustee owns securities of, or has any other material direct or indirect interest in, Portfolio Advisors or any person controlling, controlled by or under common control with Portfolio Advisors. [As of the Record Date, Brooks Lindberg, [  ], [  ] and [  ], each own shares of the Adviser.] As of the Record Date, no Independent Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2022, to which Portfolio Advisors, or any parent or subsidiary of Portfolio Advisors, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting. The shareholders of the Fund will vote together as a single class.

For the reasons set forth above, the BOARD OF TRUSTEES of THE FUND UNANIMOUSLY recommendS that shareholders OF THE FUND vote in favor of the new advisory agreement with PORTFOLIO ADVISORS.

PART 2

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on [     ], 2023, will be entitled to notice of, and to vote at, the Special Meeting. On [     ], 2023, the following shares of each class of the Fund were outstanding and entitled to vote:

Class	Shares outstanding and entitled to vote
Class I	[ ]
Class A	[ ]
Class D	[ ]

PART 3

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETING

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on [   ], 2023 (the “Record Date”) are entitled to vote on all of the Fund’s business at the Special Meeting and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meeting, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meeting, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Declaration of Trust, shareholders owning in the aggregate 10% of the outstanding shares of all classes of the Fund have the right to call a meeting of shareholders to consider the removal of one or more Trustees. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Fund at its principal office within a reasonable time before such meeting. The timely submission of a proposal does not guarantee its consideration at the meeting.

Proxies, Quorum and Voting at the Special Meeting

Shareholders may use the proxy card provided if they are unable to attend the Special Meeting in person or wish to have their shares voted by a proxy even if they do attend the Special Meeting. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Daniel Dwyer, and he may be reached at the following address: 9 Old Kings Highway South, Darien, Connecticut, 06820. In addition, although mere attendance at the Special Meeting will not revoke a proxy, a shareholder present at the Special Meeting may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meeting or any adjournment thereof.

Telephonic Voting. Shareholders may call the toll-free phone number indicated on their proxy card to vote their shares. Shareholders will need to enter the control number set forth on their proxy card and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning an executed proxy card. In order to use this voting feature, shareholders should go to the website indicated on the shareholder’s proxy card and enter the control number set forth on the proxy card. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum. The presence in person or by proxy of the holders of thirty-three and one-third (33-1/3%) of the Shares of the Fund entitled to vote shall constitute a quorum for the transaction of business at the Special Meeting. For purposes of determining the presence of a quorum, abstentions and broker “non-votes” will be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not count as votes cast.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn the Special Meeting in order to solicit additional proxies. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided under the 1940 Act, approval of the proposed New Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne by Portfolio Advisors. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote. The Fund does not reimburse Trustees and officers of the Fund, or regular employees and agents of the Adviser, for any involvement in the solicitation of proxies.

The Fund will not bear any expenses in connection with the Merger, including any costs of soliciting shareholder approval. All such expenses will be borne by the Adviser.

Ownership of the Fund

As of the Record Date, the [current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund]. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit C to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Portfolio Advisors LLC, 9 Old Kings Highway South, Darien, Connecticut, 06820. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notice of Special Meeting of Shareholders. However, if any additional matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

[Mailing Date], 2023

PART 4

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one Proxy Card or Voting Instruction Card, as applicable. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling 844-663-0164 or writing to the Fund at the following address: c/o ALPS Fund Services, Inc. 1290 Broadway, Suite 1000, Denver, CO 80203. Copies of this proxy statement and the accompanying Notice of Special Meeting are also available at [         ].

Service Providers

ALPS Fund Services, Inc. (“ALPS”), located at 1290 Broadway, Suite 1000, Denver, CO 80203, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs. ALPS also provides accounting services to the Fund and serves as the Fund’s distribution paying agent, transfer agent and registrar. UMB Bank, n.a., located at 1010 Grand Blvd., Kansas City, MO 64106, serves as custodian for the Fund.

Fiscal Year

The fiscal year-end of the Fund is March 31.

EXHIBIT A

FORM OF PROPOSED INVESTMENT ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

MVP Private Markets Fund

AGREEMENT made this __________ 2023, by and between MVP Private Markets Fund, a Delaware statutory trust (the “Fund”), and Portfolio Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

   WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Fund desires to retain the Adviser to render investment management services with respect to the Fund and the Adviser is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.	APPOINTMENT AND ACCEPTANCE.

(a) The Fund hereby appoints the Adviser to act as Adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b) In rendering services under this Agreement, the Adviser shall have regard to (i) the provisions of the 1940 Act, any rules or regulations thereunder, and other provisions of Federal or state law, which the Fund’s counsel has informed the Adviser are applicable to the Fund; (ii) the provisions of the Agreement and Declaration of Trust of the Fund, as amended from time to time (the “Declaration of Trust”); (iii) policies and determinations of the Fund’s Board of Trustees (the “Board”); (iv) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement on Form N-2 relating to the offering of the Fund’s shares, including all exhibits thereto (the “Registration Statement”), as such policies may, from time to time, be amended; and (v) the prospectus and Statement of Additional Information (“SAI”) of the Fund in effect from time to time.

(c) The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

2.	DUTIES OF ADVISER.

(a) The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth and subject to the supervision of the Board, either directly or indirectly through one or more sub-advisers to: (i) develop, implement and supervise the investment program of the Fund and the composition of its portfolio; (ii) determine the timing and amount of commitments, investments and/or disposals to be made by the Fund, the securities and other investments to be purchased or sold by the Fund in connection therewith, including investments in the securities of registered or unregistered investment companies or other vehicles (“Portfolio Funds”) which are managed by other investment managers; and (iii) arrange, subject to the provisions of Section 3 hereof, for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund.

(b) The securities and other investments purchased or sold by the Fund in connection with the foregoing may include, but are not limited to, shares of capital stock, limited partnership interests, limited liability company interests, warrants, options, bonds, notes, debentures, loans, and other securities and equity or debt interests and derivatives thereof of whatever kind, whether or not publicly traded or readily marketable and whether directly or indirectly held.

(c) The Adviser may, subject to the provisions of Section 3 hereof, obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(d) The Adviser may hire (subject to the approval of the Fund’s Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

(e) The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations.

3.       BROKERAGE COMMISSIONS. While not expected to be a primary part of the Fund’s investment strategy, to the extent applicable, the Adviser is authorized to select brokers and/or dealers to execute certain purchases and sales of portfolio securities for the Fund and, to the extent that public securities are involved, is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4.	COMPENSATION OF THE ADVISER.

(a) Investment Management Fee. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Adviser compensation at a quarterly rate of 0.3125% (1.25%, on an annualized basis), of the Fund’s Managed Investments at the end of each calendar quarter. “Managed Investments” means the total value of the Fund’s assets (including any assets attributable to money borrowed for investment purposes) plus any unfunded investment commitments (i.e., amounts committed to Fund Investments that have not yet been drawn for investment), minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), minus cash and cash equivalents. The Investment Management Fee will be computed as of the last day of each calendar quarter and will be due and payable in arrears within fifteen business days after the end of such calendar quarter. Compensation will be paid to the Adviser before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

(b) Incentive Fee. The Fund will also pay to the Adviser an incentive fee (the “Incentive Fee”) calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund shall maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

(c) All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.       BOOKS AND RECORDS. The Adviser will maintain or cause to be maintained all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board or cause to be furnished such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be provided promptly to the Fund on request.

6.       STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.	LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a) In the absence of willful misfeasance or gross negligence of its obligations to the Fund as determined by a court or governmental body of competent jurisdiction in a final judgement, neither the Adviser, any partner, director, officer or employee of the Adviser, nor any of their respective affiliates, executors, heirs, assigns, successors or other legal representatives, will be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) The Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund as determined by a court or governmental body of competent jurisdiction in a final judgement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

8.       PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

9.       AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10.      DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until [         ] for an initial two-year term and thereafter, may continue in effect from year to year provided such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of the Fund fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on sixty (60) days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on sixty (60) days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 10, the terms “assignment”, “interested persons”, and a “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

11.     NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice; provided that in each instances a copy is contemporaneously also sent via e- mail to the addresses below:

If to the Adviser:

Attn: Brian Murphy

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, CT 06820

Telephone: 203 662 3459

Email: bmurphy@portad.com

with required copies to:

Jesse Eisenberg

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, CT 06820

Telephone: 203 662 8695

jeisenberg@portad.com; legal@portad.com

and

Joshua Deringer

Faegre Drinker Biddle & Reath LLP One

Logan Square, Suite 2000 Philadelphia, PA

19103

Telephone: 215 988 2959

Email: joshua.deringer@faegredrinker.com

If to the Fund:

Attention: Brooks Lindberg

MVP Private Markets Fund

c/o Portfolio Advisors, LLC 9

Old Kings Highway South

Darien, CT 06820

Telephone: 203 662 3453

blindberg@portad.com; mvpprivatemarkets@portad.com

with required copies to:

Jesse Eisenberg Portfolio

Advisors, LLC

9 Old Kings Highway South

Darien, CT 06820

Telephone: 203 662 8695

jeisenberg@portad.com; legal@portad.com

and

Joshua Deringer

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

Telephone: 215 988 2959

Email: joshua.deringer@faegredrinker.com

12.       SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

13.       GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

MVP PRIVATE MARKETS FUND

By: Scott Higbee

Title: President

PORTFOLIO ADVISORS, LLC

By: John Kyles

Title: Managing Director

EXHIBIT B

INVESTMENT ADVISORY FEES

Contractual Advisory Fee (as a percentage of Managed Investments)	Advisory Fee Rate Paid to Adviser (after waivers and reimbursements and/or recoupment, if any) for the Fiscal Year Ended March 31, 2022	Most Recent Date of Shareholder Approval of Existing Advisory Agreement and Purpose of Submission to Shareholders	Most Recent Date of Approval of Existing Advisory Agreement by the Board of Trustees
1.25% (on an annualized basis)	[ ]%	December 31, 2021 (initial approval by sole shareholder)	October 27, 2021

B-1

EXHIBIT C

5% or Greater Ownership of A Share Class

The following table identifies those investors known to the Fund to own beneficially or of record 5% or more of the voting securities of a class of the Fund’s shares as of [Record Date], 2023. Any shareholder that owns 25% or more of the outstanding shares of the Fund or class may be presumed to “control” (as that term is defined in the 1940 Act) the Fund or class. Shareholders controlling the Fund or a class could have the ability to vote a majority of the shares of the Fund or class on any matter requiring approval of the shareholders of the Fund or class.

Class	Shareholder Name and Address	Number of Shares of Class Owned	Percentage of Shares of Class Owned
Class I Shares	[ ]	[ ]	[ ]%
Class A Shares	[ ]	[ ]	[ ]%
Class D Shares	[ ]	[ ]	[ ]%

[As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.]

C-1

EXHIBIT D

The Interim Agreement

INTERIM

INVESTMENT MANAGEMENT AGREEMENT

MVP Private Markets Fund

INTERIM AGREEMENT made this _____ day of _____, 2023, by and between MVP Private Markets Fund, a Delaware statutory trust (the “Fund”), and Portfolio Advisors, LLC, a Delaware limited liability company (the “Adviser”).

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Board of Trustees of the Fund (the “Board”, and each Board member individually a “Trustee”, and together, the “Trustees”) had previously retained the Adviser to render investment management services with respect to the Fund, pursuant to an Advisory Agreement (“Prior Advisory Agreement”) dated as of January 3, 2022;

WHEREAS, in connection with the closing of a corporate transaction (the “Transaction”) on [Insert Date], 2023, the Prior Advisory Agreement was assigned and thereby, terminated;

WHEREAS, pursuant to Rule 15a-4 under the 1940 Act, the Adviser and the Trustees of the Fund desire to retain the Adviser to render portfolio management services to the Fund in the manner and on the terms set forth in this Agreement, and

WHEREAS, the Adviser is willing to furnish such services to the Fund:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.	APPOINTMENT AND ACCEPTANCE.

(a) The Fund hereby appoints the Adviser to act as Adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b) In rendering services under this Agreement, the Adviser shall have regard to (i) the provisions of the 1940 Act, any rules or regulations thereunder, and other provisions of Federal or state law, which the Fund’s counsel has informed the Adviser are applicable to the Fund; (ii) the provisions of the Agreement and Declaration of Trust of the Fund, as amended from time to time (the “Declaration of Trust”); (iii) policies and determinations of the Fund’s Board of Trustees (the “Board”); (iv) the fundamental policies and investment restrictions of the Fund as reflected in its registration statement on Form N-2 relating to the offering of the Fund’s shares, including all exhibits thereto (the “Registration Statement”), as such policies may, from time to time, be amended; and (v) the prospectus and Statement of Additional Information (“SAI”) of the Fund in effect from time to time.

(c) The Adviser will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Fund.

2.	DUTIES OF ADVISER.

(a) The Fund employs the Adviser to furnish and manage a continuous investment program for the Fund. The Adviser hereby undertakes and agrees, upon the terms and conditions herein set forth and subject to the supervision of the Board, either directly or indirectly through one or more sub-advisers to: (i) develop, implement and supervise the investment program of the Fund and the composition of its portfolio; (ii) determine the timing and amount of commitments, investments and/or disposals to be made by the Fund, the securities and other investments to be purchased or sold by the Fund in connection therewith, including investments in the securities of registered or unregistered investment companies or other vehicles (“Portfolio Funds”) which are managed by other investment managers; and (iii) arrange, subject to the provisions of Section 3 hereof, for the purchase of securities and other investments for the Fund and the sale or redemption of securities and other investments held in the portfolio of the Fund.

(b) The securities and other investments purchased or sold by the Fund in connection with the foregoing may include, but are not limited to, shares of capital stock, limited partnership interests, limited liability company interests, warrants, options, bonds, notes, debentures, loans, and other securities and equity or debt interests and derivatives thereof of whatever kind, whether or not publicly traded or readily marketable and whether directly or indirectly held.

(c) The Adviser may, subject to the provisions of Section 3 hereof, obtain investment information, research or assistance from any other person, firm or corporation to supplement, update or otherwise improve its investment management services.

(d) The Adviser may hire (subject to the approval of the Fund’s Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

(e) The Adviser shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund’s registration statement as amended from time to time, and with applicable laws and regulations.

3.       BROKERAGE COMMISSIONS. While not expected to be a primary part of the Fund’s investment strategy, to the extent applicable, the Adviser is authorized to select brokers and/or dealers to execute certain purchases and sales of portfolio securities for the Fund and, to the extent that public securities are involved, is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Prospectus and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Adviser will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Adviser will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

4.	COMPENSATION OF THE ADVISER.

(a) Investment Management Fee. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Adviser compensation at a quarterly rate of 0.3125% (1.25%, on an annualized basis), of the Fund’s Managed Investments at the end of each calendar quarter. “Managed Investments” means the total value of the Fund’s assets (including any assets attributable to money borrowed for investment purposes) plus any unfunded investment commitments (i.e., amounts committed to Fund Investments that have not yet been drawn for investment), minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes), minus cash and cash equivalents. The Investment Management Fee will be computed as of the last day of each calendar quarter and will be due and payable in arrears within fifteen business days after the end of such calendar quarter. Compensation will be paid to the Adviser before giving effect to any repurchase of beneficial interests in the Fund effective as of that date. The Adviser may, in its discretion and from time to time, waive all or a portion of its fee.

(b) Incentive Fee. The Fund will also pay to the Adviser an incentive fee (the “Incentive Fee”) calculated and payable quarterly in arrears equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). For purposes of the Incentive Fee, the term “net profits” shall mean the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). The Fund shall maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter.

(c) During the term of this Agreement, any such compensation payable to the Adviser shall be held in an interest-bearing escrow account on behalf of the Fund. If, during the term of this Agreement, a new advisory agreement is approved by a majority of the Fund’s outstanding voting securities, then the amount held in the escrow account (plus interest and income earned thereon and proceeds thereof) shall be paid to the Adviser. If, however, a new advisory agreement is not approved by a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act), then the Adviser shall be entitled to the less of (i) any costs incurred in performing this Agreement (plus interest and income earned thereon and proceeds thereof) or (ii) the total amount held in the escrow account (plus interest and income earned thereon and proceeds thereof).

5.       BOOKS AND RECORDS. The Adviser will maintain or cause to be maintained all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board or cause to be furnished such periodic and special reports as the Board may reasonably request. The Fund and the Adviser agree to furnish to each other, if applicable current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser on behalf of the Fund are the property of the Fund and will be provided promptly to the Fund on request.

6.       STATUS OF ADVISER. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.       LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISER.

(a)       In the absence of willful misfeasance or gross negligence of its obligations to the Fund as determined by a court or governmental body of competent jurisdiction in a final judgement, neither the Adviser, any partner, director, officer or employee of the Adviser, nor any of their respective affiliates, executors, heirs, assigns, successors or other legal representatives, will be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b)       The Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund as determined by a court or governmental body of competent jurisdiction in a final judgement. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section to the fullest extent permitted by law.

8.       PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Adviser (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Adviser are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Adviser (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Adviser if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

9.       AUTHORITY; NO CONFLICT. The Adviser represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its affiliates are a party.

10.      DURATION. This Agreement shall become effective as of ____________, 2023, and unless terminated as herein provided and subject to all of the other terms and conditions hereof, this Agreement shall remain in full force and effect until the first of the following to occur: the effective date of a new advisory agreement relating to the management of the Fund, which has been approved by a vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund, or the 151st calendar day following the date hereof.

11.      TERMINATION. This Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the Trustees of the Fund or by vote of a majority of the outstanding Shares (as so defined) on ten (10) calendar days’ prior written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on at least sixty (60) days’ prior written notice to the Fund. This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Advisor and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason. This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days’ after written notice. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

12.     NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice; provided that in each instances a copy is contemporaneously also sent via e- mail to the addresses below:

If to the Adviser:

Attn: Brian Murphy

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, CT 06820

Telephone: 203 662 3459

Email: bmurphy@portad.com

with required copies to:

Jesse Eisenberg

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, CT 06820

Telephone: 203 662 8695

jeisenberg@portad.com; legal@portad.com

and

Joshua Deringer

Faegre Drinker Biddle & Reath LLP One

Logan Square, Suite 2000 Philadelphia,

PA 19103

Telephone: 215 988 2959

Email: joshua.deringer@faegredrinker.com

If to the Fund:

Attention: Brooks Lindberg

MVP Private Markets Fund

c/o Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, CT 06820

Telephone: 203 662 3453

blindberg@portad.com; mvpprivatemarkets@portad.com

with required copies to:

Jesse Eisenberg

Portfolio Advisors, LLC

9 Old Kings Highway South

Darien, CT 06820

Telephone: 203 662 8695

jeisenberg@portad.com; legal@portad.com

and

Joshua Deringer

Faegre Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, PA 19103

Telephone: 215 988 2959

Email: joshua.deringer@faegredrinker.com

13.     SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.     GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

MVP PRIVATE MARKETS FUND

By: Scott Higbee

Title: President

PORTFOLIO ADVISORS, LLC

By: John Kyles

Title: Managing Director

DRAFT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON [ ], 2023:

MVP PRIVATE MARKETS FUND

This proxy card is solicited on behalf of the Board of Trustees of the Fund. The Board of Trustees of the Fund unanimously recommends that you vote "FOR" the Proposal.

[ ], 2023

This Proxy is solicited on behalf of the Board of Trustees of MVP Private Markets Fund (the "Fund") for the Special Meeting of Shareholders (the "Meeting") and related to the proposal with respect to the Fund. The undersigned hereby appoints Joshua Deringer, Brooks Lindberg, and Austin Jarboe, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of beneficial interest ("Shares") of the Fund which the undersigned is entitled to vote at the Meeting to be held at [ ]., Eastern Time, at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, and any adjournment(s) or postponement(s) thereof. In their discretion, the proxies, and each of them, also are authorized to vote upon any other business that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO THE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

DRAFT

MVP PRIVATE MARKETS FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.

Example: [•]

THE PROPOSAL	FOR	AGAINST	ABSTAIN
To approve a new investment advisory agreement between the Fund and Portfolio Advisors LLC (the "Adviser") that will replace the current advisory agreement with the Adviser.	O	O	O